UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2023

Date of Report

(Date of earliest event reported)

Pedro’s List, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-201215	32-0450509
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 West Charleston Blvd.

Suite 170-174

Las Vegas, NV 89135

(702) 985-7544

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 30, 2023, the Board of Directors of Registrant approved the dismissal of PKF Antares (“PKF”) as the independent certifying accountant for the Registrant. The Board of Directors of the Registrant dismissed PKF that same day. PKF’s report on the Registrant's financial statements for the year ended October 31, 2021, the only report issued by PKF, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements for the year ended October 31, 2021 contained a going concern qualification in the Registrant's audited financial statements.

During the fiscal year ended October 31, 2021, and through the subsequent interim periods through July 31, 2022, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PKF concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements for such year.

The Registrant provided a copy of the foregoing disclosures to PKF prior to the date of the filing of this Current Report on Form 8-K and requested that PKF furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this described herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 30, 2023, the Registrant’s Board of Directors approved the engagement of Gries & Associates, LLC (“Gries”), as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended Octboer 31, 2022 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with Gries regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Gries on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with PKF or a reportable event with respect to PKF.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Number	Description
	16.1	Letter from PKF Antares to the Securities and Exchange Commission, dated February 1, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2023

PEDRO’S LIST, INC.

By: /s/ Andrew Birnbaum
Andrew Birnbaum
Principal Executive Officer